UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 27, 2005

NESS ENERGY INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

Washington
(State or Other Jurisdiction of Incorporation)

000-10301	No. 91-1067265
(Commission File Number)	(IRS Employer Identification No.)

4201 E I-20 Willow Park, Texas	76087
(Address of Principal Executive Offices)	(Zip Code)

(817) 341-1477
(Registrant’s Telephone Number, Including Area Code)

NONE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective as of September 23, 2005, Cary E. Hughes, the Chief Operating Office, and Secretary of Ness Energy International Inc. (the “Company”), has left the Company in order to pursue other business opportunities. The Company currently does not intend to appoint a new Chief Operating Officer and anticipates that the functions performed by Mr. Hughes will be performed in the future by certain of the Company’s other executive officers and employees, including Shannon K Stephens, the Company’s Chief Executive Officer, and JF Hoover, the Company’s Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ness Energy, International, Inc.
Date: September 27, 2005	By:	/S/ Shannon K Stephens
Shannon K Stephens
Chif Executive Officer